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                                                                EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-52378) of Coachmen Industries, Inc. of our report dated June 28, 2002 related to the financial statements of Coachmen Industries, Inc. Retirement Plan and Trust, which appears in this Form 11-K.




                                               Crowe, Chizek and Company LLP

Elkhart, Indiana
June 28, 2002